UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road Plainsboro, New Jersey 08536

Name and address of agent for service:	Ms. Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	4/30/09

Item 1 – Reports to Stockholders

09

Invests primarily in global fixed-income securities.

Aberdeen Global Income Fund, Inc.

Semi-Annual Report

April 30, 2009

Letter to Shareholders (unaudited)

June 11, 2009

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2009. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 15.42% for the six months ended April 30, 2009 and 6.75% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 10.5% over the six months, from $8.20 on October 31, 2008 to $9.06 on April 30, 2009. The Fund’s share price on April 30, 2009 represented a discount of 7.4% to the NAV per share of $9.78 on that date, compared with a discount of 14.7% to the NAV per share of $9.61 on October 31, 2008. At the date of this letter, the share price was $10.89, representing a premium of 3.2% to the NAV per share of $10.55.

Credit Quality: 68.4% of Securities Rated or Deemed Equivalent to A or Better

As of April 30, 2009, 68.4% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2009 totaled $1.59 per share (including a special distribution of 75 cents per share). Based on the share price of $9.06 on April 30, 2009, the distribution rate over the twelve months then ended was 17.5% (9.3% excluding the special distribution). Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 9, 2009, the Board of Directors (“Board”) authorized a monthly distribution of 7.0 cents per share, payable on July 10, 2009 to common shareholders of record as of June 30, 2009.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 7.0 cents per share be maintained for twelve months, beginning with the July 10, 2009 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2009.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2009 and the fiscal year ended October 31, 2008, the Fund repurchased 31,000 and 283,400 shares, respectively, through this program.

Revolving Credit Facility and Leverage

The Fund has entered into a $30 million loan facility with The Bank of Nova Scotia. The loan facility with the Bank of Nova Scotia was renewed for another 364 day term on March 5, 2009. The Fund’s Board continues to evaluate the use of leverage for the Fund. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2008, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfco.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2008, including the distribution paid on June 12, 2009 are comprised of 90% net investment income and 10% return of paid-in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2010, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2009 calendar year.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent;

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2009, the Fund’s share price was $9.06, which represented a discount of 7.4% to the NAV per share of $9.78. As of June 11, 2009, the share price was $10.89, representing a premium of 3.2% to the NAV per share of $10.55.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. Until March 13, 2008, the Fund had issued AMPS for its leverage. The AMPS were redeemed and the leverage for investment purposes now involves borrowing under a loan facility. The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million.

Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund previously entered into interest rate swap agreements, based on an aggregate notional amount of $12.0 million, which represented 40% of the total borrowings. On April 17, 2009, the Fund unwound two previously held interest rate swap agreements and entered into two new interest rate swap agreements with an aggregate notional amount of $14 million. As of April 30, 2009, the Fund held interest rate swap agreements with an aggregate notional amount of $21 million which represented 70% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2009	Amount (in $ million)	Fixed Rate Payable (%)
36 months	7.0	1.817
24 months	7.0	1.470
2 months	7.0	3.370

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Economic Review

Economic weakness continued into 2009 with even worse economic data releases around the world, coupled with an increased pace of official rate cuts with most major countries reaching rates of sub 1%. The European Central Bank (“ECB”) continues to be a notable exception with a slower pace of easing to their concerns over the level of inflation. Fiscal expansion plans were announced globally and the U.S. continued to use Troubled Asset Relief Program (“TARP”) funds widely. Economic data in March, while still weak, implied a moderation in the pace of contraction. There were improvements in forward looking survey data in the U.S., UK, Europe and China although Japanese data remained very weak on all fronts, as did employment data everywhere.

The Bank of England were the first to announce the Quantitative Easing (“QE”) program with the initial purchase of £75bn of gilts, with permission to increase this to £150bn if required, sparking a significant rally in UK gilt yields. In the U.S., the Federal Reserve announced that it is to buy $300bn in U.S. Treasuries, an additional $750bn of mortgage debt and an extra $100bn in agency debt. The U.S. Treasury also announced the much anticipated Public Private Investment Program (“PPIP”), which provide financial support to encourage the private sector to take problem loans and ‘legacy assets’ (toxic assets) off banks’ balance sheets.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

After having had a very strong fourth quarter, government bond yields rose over the quarter, although the QE programs announced in the U.S. and UK did help yields fall back in those markets towards the end of the quarter and rally in April. Euro bonds lagged given the official rate differential. Short-dated yields were helped by the rate cuts seen. Yield curves broadly steepened. Emerging market and high yield spreads narrowed sharply after the severe sell off seen through the fourth quarter and outperformed investment grade bonds. The dollar was generally stronger during the first quarter posting gains against the euro and yen, although the euro staged a partial recovery during March. The oil price saw greatly reduced volatility compared with recent quarters, improving to around $50 a barrel from around $45 at the end of 2008.

The weakness of the Japanese economy was the main reason for the decline in the yen against most currencies. The euro which had rallied strongly against the dollar in December reversed.

Looking ahead, the fixed income market will be torn between the near term disinflationary pull expected to arise from the slack in the labor and product markets (bullish for bonds on a real yield basis) and ongoing concerns that the fiscal deterioration and Fed bond buying program will undermine the non-domestic investors’ perceptions of the U.S. government’s credit worthiness and inflation credentials (clearly negative). Against this backdrop, we expect yields to remain highly volatile in the coming months.

In emerging markets, we remain cautiously optimistic that emerging market debt can extend the recent gains. Market technicals remain favorable, coupled with renewed inflows into the asset class being supportive. Commodity prices are ticking higher, which will improve the balance of payments position of the major exporters, notably in Latin America. In addition, a continued improvement in risk appetite should bode well for emerging market debt, with renewed weakness of the U.S. dollar resulting in further emerging market foreign currency appreciation.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2009, 68.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2009, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
April 30, 2009	41.4	12.5	14.5	10.3	18.1	2.9	0.3
October 31, 2008	48.9	15.6	11.6	9.3	11.5	3.1	–
April 30, 2008	43.3	15.3	12.0	7.5	16.0	5.9	–

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2009, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2009	70.2	8.3	21.5
October 31, 2008	75.9	4.5	19.6
April 30, 2008	70.4	5.6	24.0

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2009, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2009	96.6	1.4	2.0
October 31, 2008	96.7	0.4	2.9
April 30, 2008	82.6	11.8	5.6

Maturity Composition

As of April 30, 2009, the average maturity of the Fund’s total investments was 10.3 years, compared with 7.1 years on October 31, 2008. The table below shows the maturity composition of the Fund’s investments as of April 30, 2009, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2009	25.0	17.8	32.1	25.1
October 31, 2008	27.9	18.5	37.3	16.3
April 30, 2008	23.9	21.2	37.4	17.5

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2009	October 31, 2008	April 30, 2008
Australia
90 day bank bills	3.08%	5.81%	7.80%
10 year bonds	4.57%	5.17%	6.29%
Australian Dollar	$0.73	$0.66	$0.94
Canada
90 day bank bills	0.28%	1.90%	2.64%
10 year bonds	3.10%	3.76%	3.59%
Canadian Dollar	$0.84	$0.82	$0.99
Malaysia
90 day T-bills	1.83%	3.59%	3.34%
10 year bonds	3.96%	4.35%	3.75%
Malaysian Ringgit*	~~R~~3.56	~~R~~3.55	~~R~~3.16
New Zealand
90 day bank bills	2.87%	7.16%	8.85%
10 year bonds	5.31%	6.03%	6.54%
New Zealand Dollar	$0.57	$0.58	$0.78
Philippines
90 day T-bills	4.51%	6.84%	N/A
10 year bonds	8.13%	9.48%	N/A
Philippines Peso*	~~P~~48.36	~~P~~48.92	~~P~~42.27
Singapore
90 day T-bills	0.20%	0.87%	0.95%
10 year bonds	2.04%	2.95%	2.44%
Singapore Dollar*	~~S~~$1.48	~~S~~$1.48	~~S~~$1.36
South Korea
90 day T-bills	1.96%	5.01%	4.99%
10 year bonds	4.69%	5.50%	5.14%
South Korean Won*	~~W~~1,283.00	~~W~~1,290.95	~~W~~1,002.65
Thailand
90 day deposits	0.75%	2.38%	2.25%
10 year bonds	2.92%	3.77%	4.74%
Thai Baht*	~~B~~35.26	~~B~~35.08	~~B~~31.71
United Kingdom
90 day bank bills	1.45%	5.84%	4.85%
10 year bonds	3.50%	4.52%	4.67%
British Pound	£1.48	£1.62	£1.98
U.S.$ Bonds**
Malaysia	2.73%	2.83%	3.45%
Philippines	7.03%	8.24%	6.16%
South Korea	5.85%	7.39%	4.79%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—125.7%
	ARGENTINA—1.5%
USD	450	Republic of Argentina, 7.00%, 3/28/11	$ 208,590
USD	2,660	Republic of Argentina, 7.00%, 4/17/17	1,070,177
			1,278,767
	AUSTRALIA—25.5%
AUD	500	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	288,379
AUD	500	ASIF II, 3.4133%, 5/27/09 (a)	358,387
AUD	500	Australia and New Zealand Banking Group, Ltd., 6.25%, 5/23/11 (a)(b)	347,267
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	175,662
AUD	1,000	Brisbane Airport Corporation, Ltd., 7.30%, 6/30/10	729,201
AUD	1,200	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	949,729
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	295,279
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	341,242
AUD	250	Commonwealth of Australia, 5.75%, 6/15/11	191,322
AUD	500	Deutsche Bank AG, 7.50%, 10/19/12	374,123
AUD	200	Eurofima, 6.00%, 1/28/14	149,702
AUD	500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	366,383
AUD	600	General Electric Capital Australia Funding Pty, 6.00%, 4/15/15	333,139
AUD	500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	286,971
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	301,137
AUD	2,000	HSBC Bank Australia, 4.77%, 5/20/11 (a)(b)	1,288,078
AUD	1,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	737,541
AUD	750	International Finance Corp., 7.50%, 2/28/13	594,406
AUD	500	Kommunalbanken AS, 6.375%, 3/30/12	378,152
AUD	500	Kreditanstalt fuer Wiederaufbau, 6.25%, 1/30/12	379,210
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,323,079
AUD	500	Macquarie Bank, Ltd., 5.0%, 2/25/14 (a)	357,397
AUD	500	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	261,049
AUD	500	Merrill Lynch & Co., Inc., 6.50%, 7/28/09	361,391
AUD	200	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	117,441
AUD	500	Monumental Global Funding, 6.50%, 11/08/11	349,672
AUD	1,000	National Australia Bank, 5.75%, 12/19/13	748,945
AUD	500	National Capital Trust III, 4.088%, 9/30/16 (a)(b)	215,252
AUD	1,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	765,408
AUD	400	Queensland Treasury Corporation, 6.00%, 10/14/15	301,030
AUD	750	Queensland Treasury Corporation, 6.00%, 6/14/21	551,515
AUD	500	RWH Finance Pty. Limited, 6.20%, 3/26/17 (a)	341,081
AUD	500	SLM Corp., 6.50%, 5/18/09	361,938
AUD	600	SPI Electricity & Gas, 6.50%, 11/03/11	442,279
AUD	1,000	St. George Bank, Ltd., 10.00% 5/09/13 (a)(b)	738,731
AUD	1,000	Suncorp Metway Insurance, Ltd., 5.75%, 4/15/12	749,540
AUD	1,000	Sydney Airport Finance, 6.25%, 11/21/11	712,363
AUD	500	Telstra Corporation, Ltd., 7.25%, 3/30/10	371,659
AUD	1,550	Western Australia Treasury Corporation, 8.00%, 6/15/13	1,258,673
AUD	2,550	Western Australia Treasury Corporation, 8.00%, 7/15/17	2,147,028
AUD	750	Westpac Banking Corp., 4.75%, 3/05/14	538,179
AUD	700	Westpac Banking Corp., 8.25%, 4/18/11	545,640
			22,424,600
	BRAZIL—4.1%
USD	470	Dasa Finance Corp., 8.75%, 5/29/13 (b)	394,800
BRL	500	Electropaulo Metropolitian, 19.125%, 6/28/10	239,476

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	BRAZIL (continued)
USD	400	Federal Republic of Brazil, 5.875%, 1/15/19	$ 396,920
USD	410	Federal Republic of Brazil, 10.00%, 8/07/11	469,450
BRL	2,600	Federal Republic of Brazil, 10.00%, 1/01/17	1,014,544
USD	210	ISA Capital do Brasil SA, 8.80%, 1/30/17	197,400
BRL	470	Nota Do Tesouro Nacional, 10.0%, 1/01/14	196,582
USD	370	Odebrecht Finance Ltd., 9.625%, 4/09/14	384,800
USD	270	Telemar Norte Leste SA, 9.5%, 4/23/19	281,475
			3,575,447
	CANADA—20.1%
CAD	800	Canadian Government, 5.50%, 6/01/10	706,706
CAD	2,000	Canadian Government, 8.00%, 6/01/23	2,474,969
CAD	2,000	Canadian Government, 9.00%, 6/01/25	2,718,260
CAD	400	Canadian Government, 9.50%, 6/01/10	367,740
CAD	3,000	Canadian Government, 10.25%, 3/15/14	3,469,119
CAD	500	Ontario Hydro, 8.50%, 5/26/25	576,163
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,025,861
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,020,826
CAD	1,000	Province of Newfoundland, 5.125%, 12/29/10	880,252
CAD	2,000	Quebec Hydro, 9.625%, 7/15/22	2,401,626
			17,641,522
	CHINA—0.3%
USD	310	Parkson Retail Group, 7.875%, 11/14/11	299,150
	COLOMBIA—1.4%
USD	100	EEB International, Ltd., 8.75%, 10/31/11 (b)	98,750
USD	400	Republic of Colombia, 7.375%, 3/18/19	420,440
COP	1,420,000	Republic of Colombia, 12.00%, 10/22/15	742,808
			1,261,998
	DOMINICAN REPUBLIC—0.9%
USD	1,100	Dominican Republic International Bond, 8.625%, 4/20/27	792,000
	EL SALVADOR—1.5%
USD	1,320	Republic of El Salvador, 7.65%, 6/15/35	1,056,000
USD	320	Republic of El Salvador, 8.25%, 4/10/32	273,600
			1,329,600
	GABON—0.9%
USD	940	Gabonese Republic, 8.20%, 12/12/17	752,000
	GEORGIA—0.8%
USD	940	Republic of Georgia, 7.50%, 4/15/13	685,730
	GHANA—0.8%
USD	950	Republic of Ghana, 8.50%, 10/04/17	703,000
	INDONESIA—3.9%
USD	1,380	Indonesia Government International Bond, 10.375%, 5/04/14	1,496,773
IDR	1,150,000	Indonesia Government International Bond, 13.40%, 2/15/11	114,989
IDR	2,900,000	Indonesia Government International Bond, 13.45%, 8/15/11	292,814

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	INDONESIA (continued)
USD	490	Majapahit Holding BV, 7.75%, 10/17/16	$ 410,058
USD	210	MGTI Finance Co. Ltd., 8.375%, 9/15/10	202,022
USD	730	Republic of Indonesia, 6.875%, 3/09/17	659,916
USD	300	Republic of Indonesia, 8.50%, 10/12/35	274,500
			3,451,072
	KAZAKSTAN—0.9%
USD	480	Kazakstan Temir Zholy, 6.5%, 5/11/11	370,789
USD	470	KazMunaiGaz Finance Sub. BV, 8.375%, 7/02/13	430,050
			800,839
	KOREA—0.9%
USD	780	Industrial Bank of Korea, 7.125%, 4/23/14	775,788
	MEXICO—2.5%
MXN	5,300	Desarrolladora Homex SAB de CV, 7.25%, 12/15/16	379,400
USD	421	Desarrolladora Homex SAB de CV, 7.50%, 9/28/10 (b)	317,855
MXN	3,880	Mexican Fixed Rate Bonds, 10.00%, 12/05/24	332,605
MXN	4,480	Mexican Fixed Rate Bonds, 10.00%, 11/20/36	392,268
USD	360	Mexico Government International Bond, 8.30%, 8/15/31	408,600
USD	470	Pemex Project Funding Master Trust, 6.625%, 6/15/38	373,650
			2,204,378
	NETHERLANDS—0.7%
USD	450	GTB Finance BV, 8.50%, 1/29/12	317,250
USD	480	HSBK Europe BV, 9.25%, 10/16/13	284,813
			602,063
	NEW ZEALAND—24.7%
NZD	3,000	ANZ National Bank, Ltd., 7.60%, 3/02/12 (a)(b)	1,684,119
NZD	1,000	Auckland Healthcare Services, Ltd., 7.75%, 9/15/15	623,419
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	1,651,266
NZD	2,000	Deutsche Bank AG, 7.14%, 6/16/09 (a)(b)	1,094,144
NZD	2,000	European Investment Bank, 6.50%, 9/10/14	1,185,774
AUD	1,000	European Investment Bank, 7.00%, 1/24/12	774,125
NZD	500	European Investment Bank, 7.25%, 2/08/10	290,197
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	490,186
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	460,488
NZD	2,000	Inter-American Development Bank, 6.00%, 12/15/17	1,134,969
NZD	1,000	International Finance Corp., 6.75%, 7/15/09	569,567
NZD	1,500	Morgan Stanley, 6.86%, 9/06/12	741,119
NZD	5,750	New Zealand Government, 6.00%, 12/15/17	3,405,115
NZD	500	New Zealand Government, 6.50%, 4/15/13	305,596
NZD	1,000	Powerco, Ltd., 6.39%, 3/29/13	529,326
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	564,304
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	848,354
NZD	1,000	Province of Quebec, 6.75%, 11/09/15	577,462
NZD	3,000	Rabo Australia, Ltd., 6.25%, 11/22/11	1,739,539
NZD	1,500	SLM Corp., 6.50%, 6/15/10	684,866

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	NEW ZEALAND (continued)
NZD	1,000	Telstra Corporation, Ltd., 7.15%, 11/24/14	$ 557,140
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	1,765,754
			21,676,829
	PANAMA—1.9%
USD	1,040	Republic of Panama, 8.875%, 9/30/27	1,183,000
USD	440	Republic of Panama, 9.375%, 7/23/12	500,698
			1,683,698
	PERU—1.8%
EUR	1,120	Republic of Peru, 7.5%, 10/14/14	1,541,148
	PHILIPPINES—1.4%
USD	210	Republic of Philippines, 9.375%, 1/18/17 (b)	244,218
USD	520	Republic of Philippines, 9.50%, 2/02/30	621,712
USD	310	Republic of Philippines, 10.625%, 3/16/25	394,862
			1,260,792
	RUSSIA—4.9%
RUB	12,400	GPB Eurobond Finance PLC, 7.25%, 2/22/10	346,436
USD	400	Mobile Telesystems, 8.0%, 1/28/12	378,142
RUB	17,044	Red Arrow International Leasing, 8.375%, 6/30/12	419,544
USD	866	RHSB Capital SA, 7.75%, 5/29/18	697,130
USD	980	Russian Agricultural Bank, 7.175%, 5/16/13	866,839
USD	384	Russian Federation, 7.50%, 3/31/30	373,816
USD	510	UBS Lux SA (Sberbank), 6.23%, 2/11/15	408,331
USD	480	Vimpel-Communication, 8.375%, 4/30/13	390,000
USD	550	VTB Capital SA, 6.875%, 5/29/18	450,687
			4,330,925
	SERBIA—0.6%
USD	720	Republic of Serbia, 3.75%, 11/01/09 (a)(b)	540,000
	SOUTH AFRICA—1.6%
USD	410	Republic of South Africa, 6.50%, 6/02/14	423,325
USD	880	Republic of South Africa, 7.375%, 4/25/12	935,396
			1,358,721
	TURKEY—2.5%
USD	730	Republic of Turkey, 7.25%, 3/15/15	758,105
USD	640	Republic of Turkey, 9.50%, 1/15/14	721,363
TRY	180	Republic of Turkey, 16.00%, 3/07/12	119,288
TRY	1,040	Republic of Turkey, Zero Coupon, 4/14/10	586,169
			2,184,925
	UKRAINE—0.9%
USD	100	Alfa Bank Ukraine, 9.25%, 7/26/10	58,000
USD	400	Alfa Bank Ukraine, 9.75%, 12/22/09	248,000
USD	160	CJSC, The EXIM of Ukraine, 7.65%, 9/07/11	98,400
USD	610	Ukraine Government International Bond, 6.75%, 11/14/17	359,900
			764,300

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	UNITED KINGDOM—13.7%
GBP	1,000	Lloyds TSB Group PLC, 9.125%, 10/17/11	$ 1,495,170
GBP	260	Lloyds TSB Group PLC, 12.00%, 1/02/11	411,607
GBP	7,060	United Kingdom Treasury, 4.25%, 12/07/49	10,155,467
			12,062,244
	URUGUAY—1.8%
UYU	24,200	Republica Orient Uruguay, 4.25%, 4/05/27	632,722
UYU	3,260	Republica Orient Uruguay, 5.00%, 9/14/18	99,806
USD	1,030	Republica Orient Uruguay, 7.625%, 3/21/36	891,825
			1,624,353
	VENEZUELA—3.2%
USD	1,400	Petroleos de Venezuela SA, 5.25%, 4/12/17	634,900
USD	1,220	Republic of Venezuela, 2.10063%, 4/20/11	951,600
USD	760	Republic of Venezuela, 5.75%, 2/26/16	433,200
USD	567	Republic of Venezuela, 8.50%, 10/08/14	394,632
USD	280	Republic of Venezuela, 9.00%, 5/07/23	162,400
USD	327	Republic of Venezuela, 10.75%, 9/19/13	261,600
			2,838,332
		Total Long-Term Investments (cost $118,572,242)	110,444,221
	SHORT-TERM INVESTMENTS—1.0%
USD	871	Time Deposit, State Street Bank and Trust Company, 0.08%, due 5/01/09	871,000
		Total Short-Term Investments (cost $871,000)	871,000
		Total Investments—126.7% (cost $119,443,242)	111,315,221

		Liabilities in Excess of Other Assets—(26.7)%	(23,424,130)
		Net Assets Applicable to Common Shareholders—100.0%	$ 87,891,091

AUD—Australian dollar	EUR—Euro	NZD—New Zealand dollar	UYU—Uruguayan peso
BRL—Brazilian real	GBP—British pound	RUB—Russian ruble
CAD—Canadian dollar	IDR—Indonesian rupiah	TRY—Turkish lira
COP—Colombian peso	MXN—Mexican peso	USD—United States dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2009.
(b)	The maturity date presented for these instruments represents the next call/put date.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank	April 21, 2011	$7,000	1.470%	3 month LIBOR	$(480)
Deutsche Bank	April 21, 2012	7,000	1.817	3 month LIBOR	20,710
Merrill Lynch	June 26, 2009	7,000	3.370	3 month LIBOR	(21,457)
					$(1,227)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2009

Futures Contracts

Decription	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contract:
Australian Treasury Bond 6%—3 year	June 2009	20	$1,338
Australian Treasury Bond 6%—10 year	June 2009	96	(129,742)
			$(128,404)

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of April 30, 2009	Sale Value as of April 30, 2009	Unrealized Appreciation/ (Depreciation)
Canadian Dollar/United States Dollar
settlement date 7/17/09	CAD1,477,000	USD1,195,466	$1,238,381	$1,195,466	$42,915

Indonesian Rupiah/United States Dollar
settlement date 5/15/09	IDR2,983,024,000	USD234,884	280,870	234,884	45,986
settlement date 5/15/09	IDR4,686,324,000	USD387,460	441,246	387,460	53,786

Mexican Peso/United States Dollar
settlement date 7/17/09	MXN3,473,000	USD260,804	248,197	260,804	(12,607)

Russian Ruble/United States Dollar
settlement date 5/15/09	RUB13,129,000	USD364,694	394,650	364,694	29,956

United States Dollar/Brazilian Real
settlement date 5/15/09	USD510,566	BRL1,208,000	510,566	549,521	(38,955)
settlement date 5/15/09	USD165,449	BRL385,000	165,449	175,137	(9,688)

United States Dollar/British Pound
settlement date 7/17/09	USD11,495,615	GBP7,853,000	11,495,615	11,617,517	(121,902)

United States Dollar/Canadian Dollar
settlement date 7/17/09	USD5,089,034	CAD6,316,000	5,089,034	5,295,610	(206,576)

United States Dollar/Colombian Peso
settlement date 5/15/09	USD522,255	COP1,309,294,000	522,255	570,357	(48,102)
settlement date 5/15/09	USD53,064	COP127,195,000	53,064	55,409	(2,345)

United States Dollar/Euro
settlement date 7/17/09	USD1,356,180	EUR1,050,000	1,356,180	1,388,779	(32,599)

United States Dollar/Indonesian Rupiah
settlement date 5/15/09	USD608,196	IDR7,669,348,000	608,196	722,116	(113,920)

United States Dollar/Mexican Peso
settlement date 7/17/09	USD587,209	MXN7,911,000	587,209	565,358	21,851

United States Dollar/New Zealand Dollar
settlement date 7/17/09	USD7,671,235	NZD13,840,000	7,671,235	7,793,262	(122,027)

United States Dollar/Russian Ruble
settlement date 5/15/09	USD336,210	RUB13,129,000	336,210	394,650	(58,440)

United States Dollar/Turkish Lira
settlement date 7/17/09	USD544,731	TRY917,000	544,731	562,373	(17,642)
Net USD Total			$31,543,088	$32,133,397	$(590,309)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2009

Tax Cost of Investments

The United States federal income tax basis of the Fund’s investments and net unrealized depreciation as of April 30, 2009 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$121,170,850	$5,615,065	$15,470,694	$9,855,629

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2009

Assets
Investments, at value (cost $119,443,242)	$111,315,221
Foreign currency, at value (cost $5,001,782)	5,195,133
Cash	196,688
Cash at broker	1,184,219
Interest receivable	2,193,634
Unrealized appreciation on forward foreign currency exchange contracts	194,494
Unrealized appreciation on interest rate swaps	20,710
Total assets	120,300,099

Liabilities
Bank loan payable (Note 5)	30,000,000
Unrealized depreciation on forward foreign currency exchange contracts	784,803
Dividends payable to common shareholders	629,392
Payable for investments purchased	584,163
Variation margin payable for futures contracts	128,404
Due to broker—interest rate swap interest due	73,593
Investment management fee payable	70,643
Interest payable on bank loan	51,560
Unrealized depreciation on interest rate swaps	21,937
Administration fee payable	16,302
Accrued expenses and other liabilities	48,211
Total liabilities	32,409,008

Net Assets Applicable to Common Shareholders	$87,891,091

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$8,991
Paid-in capital in excess of par	109,884,508
Distributions in excess of net investment income	(3,937,749)
Accumulated net realized loss on investments, swaps, and futures	(9,924,505)
Net unrealized depreciation on investments	(2,458,866)
Accumulated net realized foreign exchange gains	483,048
Net unrealized foreign exchange losses	(6,164,336)
Net Assets Applicable to Common Shareholders	$87,891,091
Net asset value per common share based on 8,991,308 shares issued and outstanding	$9.78

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2009

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $45,183)	$4,035,339

Expenses
Investment management fee	373,134
Legal fees and expenses	191,713
Directors’ fees and expenses	111,851
Bank loan fees and expenses (Note 5)	98,374
Administration fee	86,108
Independent auditors’ fees and expenses	69,488
Reports to shareholders and proxy solicitation	65,539
Insurance expense	47,205
Custodian’s fees and expenses	47,196
Investor relations fees and expenses	41,301
Transfer agent’s fees and expenses	10,809
Miscellaneous	24,155
Total operating expenses	1,166,873
Interest expense (Note 5)	365,788
Total expenses	1,532,661

Net investment income	2,502,678

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures, and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(2,249,396)
Interest rate swaps	(914,364)
Futures contracts	363,635
Foreign currency transactions	(2,844,287)
(5,644,412)

Net change in unrealized appreciation/(depreciation) on:
Investments	6,114,913
Interest rate swaps	488,204
Futures contracts	(170,460)
Foreign currency translation	8,615,920
15,048,577
Net gain on investments, swaps, futures, and foreign currencies	9,404,165
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$11,906,843

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended April 30, 2009 (unaudited)	For the Year Ended October 31, 2008

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$2,502,678	$7,418,359
Net realized loss on investments, swaps and futures	(2,800,125)	(1,658,215)
Net realized gain/(loss) on foreign currency transactions	(2,844,287)	7,319,803
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	6,432,657	(33,996,677)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	8,615,920	(11,079,325)
Net increase/(decrease) in net assets resulting from operations	11,906,843	(31,996,055)
Dividends to preferred shareholders from net investment income	—	(609,571)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	11,906,843	(32,605,626)

Distributions to common shareholders from:
Net investment income	(10,520,706)	(9,389,550)
Total decrease in net assets from distributions to shareholders	(10,520,706)	(9,389,550)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 31,000 and 283,400 shares of common stock, respectively	(237,772)	(3,297,657)
Total increase/(decrease) in net assets applicable to common shareholders	1,148,365	(45,292,833)

Net Assets Applicable to Common Shareholders
Beginning of period	86,742,726	132,035,559
End of period (including distributions in excess of net investment income of ($3,937,749) and undistributed net investment income of $4,080,279, respectively)	$87,891,091	$86,742,726

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2009

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of ($25,340))	$4,618,368
Operating expenses paid	(1,623,578)
Purchases of short-term portfolio investments, net	(5,252,664)
Purchases of long-term portfolio investments	(23,021,831)
Proceeds from sales of long-term portfolio investments	37,414,535
Proceeds on forward foreign currency exchange transactions, net	4,099,234
Realized loss on interest rate swap transactions	(878,464)
Payments made to brokers for collateral on interest rate swaps	(80,000)
Other Assets	29,420
Net cash provided from operating activities	15,305,020
Cash flows used for financing activities
Due to custodian	(1,121,660)
Dividends paid to common shareholders	(10,522,876)
Repurchase of common shares	(237,772)
Net cash used for financing activities	(11,882,308)
Effect of exchange rate on cash	65,091
Net increase in cash	3,487,803
Cash at beginning of year	1,904,018
Cash at end of year	$5,391,821

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net increase in net assets resulting from operations	$11,906,843
Increase in investments	7,641,831
Net realized losses on investments	2,249,396
Net realized losses on swap transactions	914,364
Net realized gains on futures transactions	(363,635)
Net realized foreign exchange losses	2,844,287
Net change in unrealized appreciation/depreciation on investments, futures and swaps	(6,432,657)
Net change in unrealized foreign exchange gains/losses	(8,615,920)
Decrease in interest receivable	571,142
Increase in payable for investments purchased	595,732
Increase in payable for interest on Bank Loan	51,560
Proceeds on forward foreign currency exchange transactions, net	4,099,234
Increase in receivable for collateral on interest rate swaps	(80,000)
Increase in payable for interest rate swap interest	35,900
Decrease in prepaid assets, accrued expenses and other liabilities	(113,057)
Total adjustments	3,398,177
Net cash provided from operating activities	$15,305,020

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31,
			2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of period	$9.61		$14.19	$13.46	$13.87	$13.72	$12.43

Net investment income	0.28		0.81	0.81	0.69	0.76	0.68
Net realized and unrealized gains/(losses) on investments, swaps futures and foreign currencies	1.05		(4.35)	0.88	0.14	0.21	1.38
Dividends to preferred shareholders from net investment income	–		(0.07)	(0.18)	(0.16)	(0.10)	(0.05)
Total from investment operations applicable to common shareholders	1.33		(3.61)	1.51	0.67	0.87	2.01
Distributions to common shareholders from:
Net investment income	(1.17)		(1.02)	(0.78)	(0.98)	(0.72)	(0.72)
Tax return of capital	–		–	–	(0.10)	–	–
Total distributions	(1.17)		(1.02)	(0.78)	(1.08)	(0.72)	(0.72)
Effect of Fund shares repurchased	0.01		0.05	–	–	–	–
Net asset value per common share, end of period	$9.78		$9.61	$14.19	$13.46	$13.87	$13.72
Market value, end of period	$9.06		$8.20	$12.97	$13.00	$13.05	$14.02

Total Investment Return Based on(2):
Market value	25.30%		(30.80% )	5.90%	8.23%	(1.94% )	8.77%
Net asset value	15.42%		(25.87% )	11.90%	5.43%	6.50%	16.64%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of period (000 omitted)	$87,891		$86,743	$132,036	$125,229	$129,080	$127,404
Average net assets applicable to common shareholders (000 omitted)	85,716		120,990	126,436	125,426	131,739	121,359
Operating expenses(4)	3.61%	(5)	2.47%	1.93%	2.02%	1.71%	1.96%
Operating expenses, excluding interest expenses	2.75%	(5)	1.91%	1.93%	2.02%	1.71%	1.96%
Net investment income	5.89%	(5)	5.63%	4.63%	3.97%	4.65%	4.86%
Portfolio turnover	23%		42%	71%	30%	36%	22%
Senior securities (loan facility) outstanding (000 omitted)	$30,000		$30,000	–	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	$30,000	$30,000	$30,000	$30,000
Asset coverage ratio on revolving credit facility at period end	393%		389%	–	–	–	–
Asset coverage per $1,000 on revolving credit facility at period end	$3,930		$3,891	–	–	–	–
Asset coverage ratio on preferred stock at period end	–		–	540%	517%	530%	525%
Asset coverage per share on preferred stock at period end	–		–	$135,030	$129,357	$132,566	$131,170

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.89%, 6.13%, 5.93%, 5.13%, 5.35%, and 5.22%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Annualized.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country.

In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for Federal tax purposes.

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. The Procedures were revised and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities which mature in more than 60 days are valued as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

In 2009, the Fund commenced complying with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosure requirements for fair value measurements. In accordance

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three broad levels of the hierarchy are listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2009.

Valuation Inputs	Investments in Securities	Other Financial Instruments*
		Assets	Liabilities
Level 1	$–	$–	$128,404
Level 2	111,315,221	215,204	806,740
Level 3	–	–	–
Total	$111,315,221	$215,204	$935,144

*	Other financial instruments include futures contracts, forward foreign currency exchange contracts and interest rate swaps.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) includes realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swaps:

The Fund may engage in certain interest rate swap transactions to hedge the Fund’s leverage facility. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Notional amounts of swaps are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from the unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts. The Fund is subject to off balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures subjects the Fund to unlimited risk of loss.

Options:

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of April 30, 2009, there were no open option contracts.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

No provision has been made for U.S. Federal income taxes because it is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2008 are subject to such review.

Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency, but does not include cash at brokers in segregated accounts for financial futures because it is designated as collateral.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration Risk Disclosure:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

At the Annual Meeting of Shareholders held on March 6, 2009, Shareholders approved a Sub-Advisory Agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement provides that Aberdeen Asset Management Investment Services Limited (“AAMISL” or the “Sub-Adviser”) will manage that portion of all of the assets of the Fund that the Investment Manager allocates to it.

As compensation for its services under the Sub-Advisory Agreement, AAMISL will receive an annual fee paid by the Investment Manager

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

based on average weekly Managed Assets of the Fund at the following annual rates: 0.17% of the Fund’s average weekly Managed Assets up to $200 million; 0.16% of Managed Assets between $200 million and $500 million; 0.15% of Managed Assets in excess of $500 million.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, including Auction Market Preferred Stock (“AMPS”), for investment purposes. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $288,973 to the Investment Adviser and $3,000 to the Consultant during the six months ended April 30, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings, including AMPS, for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the six months ended April 30, 2009, the Fund incurred fees of $22,300 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2009, aggregated $23,617,563 and $37,414,535 respectively.

4. Common Stock

There are 300 million shares of $.001 par value common stock authorized. At April 30, 2009, there were 8,991,308 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2009, and the fiscal year ended October 31, 2008, the Fund repurchased 31,000 and 283,400 shares respectively through this program. The weighted average discount on shares repurchased by the Fund was 21.7% during the fiscal six months ended April 30, 2009.

5. Revolving Credit Facility

On March 13, 2008, the Fund entered into a $30 million revolving credit loan facility with The Bank of Nova Scotia. The revolving credit loan facility was renewed for another 364 day term on March 5, 2009. For the six months ended April 30, 2009, the average interest rate on the loan facility was 2.44% and the average balance of the revolving credit loan facility was $30 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on March 5, 2009. Bank loan fees and expenses

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million.

6. Subsequent Events

Subsequent to April 30, 2009, the Fund declared monthly distributions of 7 cents per common share payable on June 12, 2009 and July 10, 2009 to common shareholders of record on May 29, 2009 and June 30, 2009, respectively.

7. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 6, 2009 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect two directors to serve as Class II directors for three-year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
William J. Potter	5,847,571	472,168
Peter D. Sacks	5,847,164	472,575

Directors whose term of office continued beyond this meeting are as follows: Martin Gilbert, P. Gerald Malone, Neville J. Miles, and John T. Sheehy.

2.	To approve a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited.

Votes For	Votes Withheld
4,413,097	280,264

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

William Baltrus, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Alan Goodson, Vice President and Secretary

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London United Kingdom

EC4M9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Consultant

CIBC World Markets, Inc.

BCE Place, Canada Trust Tower

P.O. Box 500

Toronto, Ontario, M5J 2S8 Canada

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2009, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 –	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 –	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 –	Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2009, there was no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 9, 2009.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2008	18,500	7.61	18,500	900,381
December 1 through December 31, 2008	12,500	7.56	31,000	899,131
January 1 through January 31, 2009	0	0	31,000	899,131
February 1 through February 29, 2009	0	0	31,000	899,131
March 1 through March 31, 2009	0	0	31,000	899,131
April 1 through April 30, 2009	0	0	31,000	899,131

Total	31,000	7.59	31,000	—

1	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

In December 2008, the Registrant’s Board of Directors adopted amendments to the Registrant’s Amended and Restated Bylaws dated as of December 12, 2007 (“Bylaws”) pertaining to certain corporate governance matters. Many of these amendments reflect recent changes to the Maryland general corporation law; other amendments were also approved to conform the Bylaws to those of the other closed-end funds managed by the Investment Manager. The amended Bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting; (b) establish procedures to fix a record date; (c) establish procedures to set the date, time and place of special shareholders’ meetings; (d) address revocation of requests for special shareholders’ meetings; and (e) allow for verification of the validity of a shareholder request for a special meeting.

•

Enhancements to the “advance notice” provisions of the Bylaws. These amendments require shareholders to notify the Secretary of the Registrant of Director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advance notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates; and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the “advance notice” provisions of the Bylaws are eligible to serve as Directors, and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Global Income Fund, Inc.

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Global Income Fund, Inc.

Date: June 29, 2009

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of Aberdeen Global Income Fund, Inc.

Date: June 29, 2009

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications